UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2023

BIOGEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19311	33-0112644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

Overview

On July 28, 2023, Biogen Inc. (“Biogen”), River Acquisition, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Biogen and Reata Pharmaceuticals, Inc. (“Reata”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, and upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Reata (the “Merger”), with Reata surviving the Merger as a wholly-owned subsidiary of Biogen.

The Merger Agreement was unanimously approved by Biogen’s Board of Directors (the “Biogen Board”). Reata’s Board of Directors (the “Reata Board”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to and in the best interests of Reata and its stockholders, and declared it advisable for Reata to enter into the Merger Agreement, (ii) approved and declared advisable the execution and delivery by Reata of the Merger Agreement, the performance by Reata of its covenants and agreements contained in the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, (iii) directed that the adoption of the Merger Agreement be submitted to a vote at a special meeting of the stockholders of Reata (the “Reata Special Meeting”) and (iv) resolved, subject to the terms and conditions set forth in the Merger Agreement, to recommend that the Merger Agreement be adopted by the stockholders of Reata.

Merger Consideration and Treatment of Equity Awards

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.001 per share, of Reata (the “Class A Common Stock”) issued and outstanding immediately prior to the Effective Time and each share of Class B common stock, par value $0.001 per share, of Reata (the “Class B Common Stock” and, together with the Class A Common Stock, the “Reata Common Stock”) issued and outstanding immediately prior to the Effective Time (in each case except for (i) shares of Reata Common Stock owned by Biogen, Merger Sub or Reata, or by any direct or indirect wholly-owned subsidiary of Biogen, Merger Sub or Reata, in each case, immediately prior to the Effective Time; and (ii) any shares of Reata Common Stock with respect to which statutory rights of appraisal have been properly and validly demanded) will be automatically canceled and converted into the right to receive $172.50 in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”). In addition, effective as of immediately prior to the Effective Time, (i) each outstanding Reata stock option, whether vested or unvested, will be automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of Reata Common Stock underlying such option immediately prior to the Effective Time multiplied by (B) the amount, if any, by which the Merger Consideration exceeds the exercise price per share of such option, and (ii) each outstanding Reata restricted stock unit (“RSU”) will be automatically canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the number of shares of Reata Common Stock underlying such RSU immediately prior to the Effective Time multiplied by (B) the Merger Consideration, in each case, subject to any applicable withholding taxes.

Representations, Warranties and Covenants

Each of Biogen, Merger Sub and Reata have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to use their respective reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and each of the other transactions contemplated by the Merger Agreement, including using reasonable best efforts to cause each of the conditions to the Merger to be satisfied as promptly as practicable after the date of the Merger Agreement.

In addition, Reata has made customary covenants in the Merger Agreement, including, among others, covenants during the period between the date of the Merger Agreement and the Effective Time (i) to use reasonable best efforts to conduct its operations in all material respects according to its ordinary and usual course of business consistent with past practice and preserve intact its business organization and to preserve the present relationships with those persons having significant business relationships with Reata or its subsidiaries and (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by Biogen. The Reata Board has agreed, subject to certain exceptions, not to withdraw, amend, modify or qualify in a manner adverse to Biogen or Merger Sub the Company Board Recommendation (as defined in the Merger Agreement).

No-Shop; Change of Recommendation

Under the Merger Agreement, Reata is subject to a customary “no-shop” provision that restricts Reata and its representatives from soliciting Acquisition Proposals (as defined in the Merger Agreement) from third parties or providing information to or engaging or participating in any discussions or negotiations with third parties regarding Acquisition Proposals. However, prior to the receipt of the affirmative vote of the holders of a majority of the voting power of the outstanding Reata Common Stock to adopt of the Merger Agreement and approve of the transactions contemplated thereby (the “Reata Stockholder Approval”), the “no-shop” provision allows Reata, under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement (including promptly advising Biogen of receipt of any Acquisition Proposal and the substance thereof), to provide non-public information and engage in discussions and negotiations with respect to an unsolicited bona fide Acquisition Proposal if the Reata Board, after consultation with its financial advisor(s) and outside legal counsel, determines in good faith that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal (as defined in the Merger Agreement) and that failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law.

Reata will prepare and file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) and, subject to certain exceptions, the Reata Board will recommend that the Merger Agreement be adopted by Reata’s stockholders at the Reata Special Meeting. Prior to the receipt of the Reata Stockholder Approval, the Reata Board may withdraw or modify its recommendation that Reata’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby if it, after consultation with its financial advisor(s) and outside legal counsel, determines in good faith (i) that it has received a Superior Proposal or (ii) an Intervening Event (as defined in the Merger Agreement) has occurred, in each case, subject to providing notice to Biogen and complying with other specified conditions, including giving Biogen the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during a match right period.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to certain customary conditions, including: (i) receipt of the Reata Stockholder Approval, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act of 1976, and (iii) the absence of any law or order prohibiting or otherwise preventing the consummation of the acquisition of the Reata Common Stock by Biogen or the Merger. In addition, each of and Biogen’s and Reata’s obligations to consummate the Merger are subject to certain matters, including: (i) the accuracy of the representations and warranties given by the other party (subject to customary materiality qualifiers), and (ii) performance, and compliance with, in all material respects, the agreements and covenants required to be performed, or complied with, by the other party under the Merger Agreement. Biogen’s obligation to consummate the Merger is also subject to (i) the non-occurrence of a Company Material Adverse Effect (as defined in the Merger Agreement), (ii) the absence of any law or order that is in effect and imposes a Burdensome Condition (as defined in the Merger Agreement) and (iii) the absence of any pending legal proceeding that seeks to (A) have the effect of making illegal or prohibiting or otherwise preventing the consummation of the acquisition of the Reata Common Stock by Biogen or Merger Sub or (B) impose a Burdensome Condition. The Merger Agreement does not contain a financing condition.

Termination; Termination Fees; Expense Reimbursement

The Merger Agreement contains certain termination rights for Biogen and Reata, including the right of either party to terminate the Merger Agreement if (i) the Merger is not consummated by January 28, 2024 (the “Outside Date”) (subject to any extension in accordance with the terms of the Merger Agreement), (ii) the Reata Stockholder Approval is not obtained at the Reata Special Meeting or at any adjournment or postponement thereof, (iii) a law or order permanently restraining, enjoining, preventing or otherwise prohibiting or making illegal the consummation of the Merger has become final and non-appealable, or (iv) the other party breaches any representation, warranty, covenant or agreement made in the Merger Agreement, and such breach remains uncured for twenty business days (if curable). Biogen may terminate the Merger Agreement if (i) any law or order imposing a Burdensome Condition has become final and non-appealable, or (ii) prior to obtaining stockholder approval, the Reata Board changes its recommendation that Reata’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby (a “Recommendation Change”). Reata may terminate the Merger Agreement if, prior to obtaining stockholder approval, the Reata Board in good faith determines that it has received a Superior Proposal and terminates the Merger Agreement to enter into an agreement with respect to the Superior Proposal (subject to payment of a termination fee described below).

In certain customary circumstances (including (i) if Biogen terminates the Merger Agreement because of a Recommendation Change, (ii) if Reata terminates the Merger Agreement to enter into an agreement with respect to a Superior Proposal and (iii) if Biogen terminates the Merger Agreement after the Reata Special Meeting has been held and the Reata Stockholder Approval has not been obtained thereat or at any adjournment or postponement thereof) Reata will be required to pay Biogen a termination fee equal to $264,000,000.

In certain customary circumstances (including if the Merger Agreement is terminated because of the failure to consummate the Merger by the Outside Date or a law or order permanently restraining, enjoining, preventing or otherwise prohibiting or making illegal the consummation of the Merger has become final and non-appealable and, in each case, at the time of such termination, all closing conditions have been satisfied other than with respect to the Hart-Scott-Rodino Act), Biogen will be required to pay Reata a termination fee equal to $301,000,000.

Description of Merger Agreement Not Complete

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about Biogen, Reata, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Biogen. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K and Forms 10-Q filed and to be filed by Biogen, the proxy statement to be filed by Reata in connection with the Merger and other documents that the parties will file with the SEC. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Biogen, Reata or any of their respective subsidiaries, affiliates or businesses. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Financing of the Merger

Biogen expects to finance the Merger with a combination of cash on hand and term loan proceeds. In connection with entering into the Merger Agreement, Biogen has entered into a commitment letter (the “Commitment Letter”), dated as of July 28, 2023, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which, subject to the terms and conditions set forth therein, JPMorgan has committed to provide a 364-day senior unsecured bridge loan facility in an aggregate principal amount of up to $1.5 billion (the “Bridge Facility”), to fund a portion of the consideration for the Merger. The funding of the Bridge Facility provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Merger in accordance with the terms set forth in the Merger Agreement.

Voting and Support Agreements

On July 28, 2023, concurrently with the execution of the Merger Agreement, Biogen and Merger Sub entered into a voting and support agreement (each, a “Support Agreement” and, together, the “Support Agreements”) with each of William E. Rose, Evelyn P. Rose, Charles E. Gale, Evelyn P. Rose Survivor’s Trust, R. Kent McGaughy, Jr., CPMG, Inc., J. Warren Huff and The 2021 JWH GRAT (each a “Relevant Stockholder”), pursuant to which and subject to the conditions contained wherein, each Relevant Stockholder has agreed, among other things, to vote all of such Relevant Stockholder’s shares (i) in favor of the adoption of the Merger Agreement and any other matters necessary for the consummation of the Merger and other transactions contemplated thereby and (ii) against any Acquisition Proposal or other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger or matters contemplated by the Merger Agreement. The Support Agreements terminate in certain circumstances, including written notification to Biogen of a Recommendation Change in accordance with the terms of the Merger Agreement. The foregoing description of the Support Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Support Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 28, 2023, the Board of Directors of Biogen approved an amendment to Biogen’s Fourth Amended and Restated Bylaws (the “Fourth Amended and Restated Bylaws”) to (i) clarify that nominees for election or reelection must agree to, among other things, adhere to Biogen’s Code of Business Conduct and Corporate Governance Principles and (ii) remove the position of Vice Chair and add the position of Chair Pro Tem. The full text of the Fourth Amended and Restated Bylaws, as amended, marked to show the new amendments, is filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

This press release contains forward-looking statements, relating to: our strategy and plans; potential of, and expectations for, our commercial business and pipeline programs; capital allocation and investment strategy; clinical development programs, clinical trials, and data readouts and presentations; regulatory discussions, submissions, filings, and approvals; the potential benefits, safety, and efficacy of our and our collaboration partners’ products and investigational therapies; the anticipated benefits and potential of investments; optimization of the cost structure including our “Fit for Growth” program, actions to improve risk profile and productivity of R&D pipeline, collaborations, and business development activities; consummation of the proposed transaction; our future financial and operating results; 2023 financial guidance. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “possible,” “prospect,” “will,” “would,” and other words and terms of similar meaning. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical trials may not be indicative of full results or results from later stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements.

These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our dependence on sales from our products; uncertainty of long-term success in developing, licensing, or acquiring other product candidates or additional indications for existing products; failure to compete effectively due to significant product competition in the markets for our products; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; difficulties in obtaining and maintaining adequate coverage, pricing, and reimbursement for our products; our dependence on collaborators and other third parties for the development, regulatory approval, and commercialization of products and other aspects of our business, which are outside of our full control; risks associated with current and potential future healthcare reforms; risks related to commercialization of biosimilars; failure to obtain, protect, and enforce our data, intellectual property, and other proprietary rights and the risks and uncertainties relating to intellectual property claims and challenges; the risk that positive results in a clinical trial may not be replicated in subsequent or confirmatory trials or success in early stage clinical trials may not be predictive of results in later stage or large scale clinical trials or trials in other potential indications; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events, restrictions on use with our products, or product liability claims; risks relating to technology failures or breaches; problems with our manufacturing processes; risks relating to management and personnel changes, including attracting and retaining personnel; failure to comply with legal and regulatory requirements; the risks of doing business internationally, including currency exchange rate fluctuations; risks relating to investment in our manufacturing capacity; the direct and indirect impacts of the COVID-19 pandemic on our business; risks relating to the distribution and sale by third parties of counterfeit or unfit versions of our products; risks relating to the use of social media for our business; results of operations, and financial condition; fluctuations in our operating results; risks related to investment in properties; the market, interest, and credit risks associated with our investment portfolio; risks relating to share repurchase programs; risks relating to access to capital and credit markets; risks related to indebtedness; change in control provisions in certain of our collaboration agreements; fluctuations in our effective tax rate; environmental risks; the parties’ ability to consummate the proposed transaction within the expected time-frame or at all; the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of Reata’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule; the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time frames or at all; the possibility that competing offers or acquisition proposals for Reata will be made; the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the payment of a termination fee; the effect of the announcement or pendency of the proposed transaction on Reata’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, clients, vendors and others with whom it does business; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction; and any other risks and uncertainties that are described in other reports we have filed with the SEC.

These statements speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements.

In particular, you should consider the risks set forth in Biogen’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, under the caption “Risk Factors”, and subsequent reports on Form 10-Q. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Biogen and Reata. In connection with the proposed transaction, Reata intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and Reata will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC. HOLDERS OF COMMON STOCK OF REATA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT (IF AND WHEN AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by Reata with the SEC may be obtained free of charge at the SEC’s web site, http://www.sec.gov, through Reata’s Investor Relations page (https://www.reatapharma.com/investors), or by writing to Reata Pharmaceuticals, Inc., Attn: Investor Relations, at 5320 Legacy Drive Plano, TX 75024 or at ir@reatapharma.com.

Participants in Solicitation

Biogen and its directors and executive officers, and Reata and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of shares of Reata common stock in respect of the proposed transaction. Information about the directors and executive officers of Biogen is set forth in the proxy statement for Biogen’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. Information about the directors and executive officers of Reata is set forth in the proxy statement for Reata’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. To the extent holdings of Biogen’s or Reata’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information concerning the interests of Biogen’s or Reata’s participants in the solicitation will be set forth in the Proxy Statement (if and when available). Investors may obtain additional information regarding the interest of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of July 28, 2023, by and among Biogen Inc., River Acquisition, Inc. and Reata Pharmaceuticals, Inc.*

3.1	Fourth Amended and Restated Bylaws of Biogen Inc.

10.1	Voting and Support Agreement, dated as of July 28, 2023, by and among Biogen Inc., River Acquisition, Inc. and each stockholder of Reata Pharmaceuticals, Inc., set forth on Exhibit A thereto

10.2	Voting and Support Agreement, dated as of July 28, 2023, by and among Biogen Inc., River Acquisition, Inc. and each stockholder of Reata Pharmaceuticals, Inc., set forth on Exhibit A thereto

10.3	Voting and Support Agreement, dated as of July 28, 2023, by and among Biogen Inc., River Acquisition, Inc. and each stockholder of Reata Pharmaceuticals, Inc., set forth on Exhibit A thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Biogen agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN INC.

Date: July 31, 2023	By:	/s/ Wendell Taylor
Name: Wendell Taylor
Title: Assistant Secretary